Exhibit 99.1
CIBC World Markets 18th Annual Healthcare Conference November 5, 2007

This presentation may contain forward looking statements that reflect management's current views and opinions with respect to, among other things, growth in the individual health insurance market, the Company's future financial results, growth strategy, current and planned marketing goals and opportunities, the anticipated efficiency of our sales model, components, benefits, revenue model and opportunities, and potential market size of the Company's Insurint platform, and other future events and operations. These statements are neither promises nor guarantees, but involve risks and uncertainties that could cause actual results to differ materially from those anticipated or indicated. Investors are cautioned that any forward-looking statements should be considered in light of such risks and uncertainties including, without limitation, those detailed in the Company's filings with the SEC. You may obtain and review our filings with the SEC through the SEC's website at http://www.sec.gov. Forward-Looking Statements

Two primary business lines: Insurance Agency - a licensed insurance agency that sells health and life insurance and related products to individuals through its online portal and by our own licensed agents. Insurint(tm) - a web-based Software-as-a-Service (SaaS) platform for independent insurance agents to automate the application process. Both business lines are uniquely positioned to capitalize on the macro shift from small group to individual policies in the health insurance sector. Business Overview

McKinsey expects $550-600 billion of healthcare insurance premiums to be purchased directly by individuals by 2011.1 Would represent huge near-term growth from estimated $50-60 billion of direct- purchase health insurance premiums in 2005. Key competencies for carriers in a direct-purchase environment: Product innovation Retail distribution Customer service Risk management Health Benefits Direct is well-positioned to provide the retail distribution channel for major insurance carriers. 1 McKinsey & Co., "The Retail Revolution in Health Insurance," The McKinsey Quarterly, March 2007. A Retail Revolution in U.S. Health Insurance

Carrier Partners

A Multi-Channel Sales Process We provide consumers a broader choice of channels through which to purchase health and life insurance: Online at www.healthbenefitsdirect.com Offline/over the phone with a licensed agent Direct via an independent agent who will use our Insurint software platform

Internal Sales Team Internal sales and support staff include: 105 licensed insurance agents Comprehensive training/mentoring process 42 in-house tele-application agents 18 in-house customer service agents 18 software / IT developers Current infrastructure in NY & FL offices can support up to 400 agents Our proprietary technology and processes have generated dramatic increases in agent productivity versus the field agent average Average HBDC agents submit applications representing an estimated $1.5MM per year of new annualized submitted premiums Top HBDC agents submit applications representing an estimated $5MM to $6MM per year of annualized submitted premiums In comparison - top field agents typically submit applications representing $400K/year of new annualized submitted premiums

Online Hybrid Submission Process With Abandoned Call Back

Insurint(tm) - A Revolutionary Field Agent Sales Platform Insurint is a web-enabled, subscription-based Software-as-a- Service (SaaS) platform that will offer a new level of potential sales productivity for health insurance field agents: Real-time dynamic quotes from the nation's leading health insurance carriers Automated underwriting rules support Comprehensive CRM and sales tracking applications Voice signature and electronic application submission Live tele-application support Agent/Master General Agent license & commission management system Agent can source major medical, supplementary health, life, & bundles through same system

Benefit To The Agent Agents receive a wider range of products tailored to client needs No need to be intimately familiar with underwriting rules of carriers - system prompts knock-out/rate-up questions Voice signature and electronic application submission - no more driving across town to get docs signed Higher sales productivity could permit agents to negotiate higher payout rates from carriers over time Entire application can be completed in one meeting or one phone call More convenient for customer Lower abandonment rates Higher customer satisfaction Ability to cross-sell and bundle packages could boost premiums and commissions

Insurint - Benefits to Carriers Drive more and higher-quality policy issuance Application submission easier & faster Carrier's policies available to any agent using Insurint system Underwriting rules engine & in-house tele-application should boost quality and acceptance rate of submitted applications Can create highly customized products to suit customer demand Can potentially bundle major medical and other products on same application

Atiam Technologies Acquisition On October 3, 2007, HBDC acquired Atiam Technologies, a Philadelphia- based developer of insurance and financial services software. Total consideration of $3MM in cash and stock Expected to be immediately accretive Primary product is InsPro - a comprehensive insurance marketing, administration, billing, commission and claims software system Supports group and individual life, disability, & health policies Believed to be the most comprehensive LTC solution on the market Major clients include Aetna, Prudential, and Nationwide Provident HBDC is now poised to offer highly value-added services to all three major tiers of the insurance process - the carrier, agent and customer, as well as for both the front and back ends of the insurance business. Atiam's proprietary agent commission tracking software is a crucial component of our Insurint platform.

Total Solution for the Retail Revolution in Health Care

March 2007 - Completed $11.5 million financing April 2007 - Launched Insurint platform for HBDC internal use Achieved first-half 2007 revenue of $9.7 million, up 250% over the prior-year period October 2007 - Acquired Atiam Technologies, a provider of comprehensive, web-based insurance administration software applications that support individual insurance products. Recent Company Highlights

Selected Financial Information

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Health Benefits Direct Corp.

A BETTER WAY TO BUY HEALTH INSURANCE

Management Team

Alvin Clemens – Chairman and Chief Executive Officer

- Founder, Chairman & CEO, HealthAxis Inc. (NASDAQ: HAXS), a pioneer in online direct insurance sales (1989-2001)
- Chairman and CEO, Provident American Corp. (1989-2001)
- Founder, Chairman and CEO of Academy Insurance Group (1970-1985)
- Former member, Board of Directors of the Pennsylvania Insurance Federation

Charles Eissa – President and Chief Operating Officer

- Responsible for operations, processes, and technology development oversight
- Founder, President and CEO, InTransit Media, a commuter train advertising agency acquired by Impart Media Group in 2006 (2004-2006)
- Previously served at Seisent Inc., a database technology company acquired by LexisNexis in 2004, and Naviant, an online marketing company acquired by Equifax in 2003
- Vice President of Sales, Lens Express Inc., a direct-to-consumer contact lens company (1990 to 1997)

Anthony Verdi – Chief Financial Officer

- Over 30 years of experience as an insurance industry executive in financial and operational roles
- Chief Operating Officer, Provident American Corp. and HealthAxis Inc. (1998-2001)
- Chief Financial Officer, Provident American Corporation (1990-2001)
- Vice President and Controller, Intercounty Hospitalization & Health Plans (1986-1990)
- Served in increasingly senior roles at Academy Insurance Group from 1971 to 1986
- B.Sc., LaSalle University
- Member, Financial Executives Institute
- Fellow, Life Management Institute

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Health Benefits Direct Corp.

A BETTER WAY TO BUY HEALTH INSURANCE

Board of Directors

- **We have assembled a board of directors with significant experience in direct marketing, individual health and life insurance and technology. Key independent board members include:**

- **Warren "Pete" Musser**
  - Founder & CEO, The Musser Group
  - Founder & 50-year CEO and Chairman Emeritus, Safeguard Scientifics, Inc.
  - Founding investor behind Comcast, QVC, CTP, "new" NutriSystem

- **L.J. "Bud" Rowell**
  - Past President (1984-1996), CEO (1991-1996) and Chairman (1993-1996) of Provident Mutual Life Insurance Co.

- **Frederick Tecce**
  - Counsel with Buchanan Ingersoll & Rooney, and Cross Atlantic Capital Partners
  - Former Senior VP and General Counsel, Academy Life Insurance Co.

- **John Harrison**
  - Managing Director, Covenant Partners
  - President (1985-2000) of DiMark, an insurance-focused direct marketing agency
  - Also held senior marketing roles at CUNA Mutual, RLI Insurance and CNA Insurance.

- **Paul Soltoff**
  - Chairman and CEO of SendTec, Inc., a direct marketing services company

- **Sanford Rich**
  - Senior VP of Investments and Portfolio Manager, GEM Capital Management Inc.

- **C. James Jensen**
  - Co-Managing Partner, Stronghurst LLC, an emerging growth company advisory firm

Contact Information Alvin H. Clemens Chairman and Chief Executive Officer aclemens@hbdc.com Health Benefits Direct Corporation (OTCBB: HBDT) Radnor Financial Center, Suite B101 150 North Radnor-Chester Road Radnor, PA 19087 P: (484) 654-2200 www.hbdc.com